UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 25, 2007
                                                 -------------------------------

          Bear Stearns Commercial Mortgage Securities Trust 2007-TOP28
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                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)

         Wells Fargo Bank, National Association, Morgan Stanley Mortgage
                             Capital Holdings LLC,
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Bear Stearns Commercial Mortgage, Inc. and Principal Commercial Funding II, LLC.
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             (Exact name of sponsors as specified in their charters)

       Delaware                      333-130789-08               13-3411414
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(State or other jurisdiction      (Commission File Number     (IRS Employer
of incorporation of depositor)    of issuing entity)          Identification No.
                                                              of depositor)

   383 Madison Avenue   New York, New York                        10179
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code    (212) 272-2000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
             ------------

        On October 25, 2007, Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, National Association, as master servicer, Centerline Servicing Inc., as special servicer, LaSalle Bank National Association, as trustee and custodian, and Wells Fargo Bank, National Association, as paying agent, certificate registrar and authenticating agent, of Bear Stearns Commercial Mortgage Securities Trust 2007-TOP28, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP28 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M and Class A-J Certificates, having an aggregate initial principal amount of $1,576,294,000, were sold to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated October 11, 2007, by and among the Company and the Underwriters.

        On October 25, 2007, the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class X-1 and Class X-2 Certificates (collectively, the "Privately Purchased Certificates") were sold to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Initial Purchasers"), pursuant to a Certificate Purchase Agreement, dated as of October 11, 2007, by and between the Depositor and the Initial Purchasers. On October 25, 2007, the Class R-I, Class R-II and Class R-III (together with the Purchased Certificates, the "Private Certificates") were sold to Morgan Stanley & Co. Incorporated. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Holdings LLC, Bear Stearns Commercial Mortgage, Inc. and Principal Commercial Funding II, LLC.

        Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(c)     Exhibits

Exhibit 1 Underwriting Agreement, dated October 11, 2007, by and among Bear Stearns Commercial Mortgage Securities Inc., as depositor and Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2007, by and among Bear Stearns Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Centerline Servicing Inc., as special servicer, LaSalle Bank National Association, as trustee and custodian, and Wells Fargo Bank, National Association, as paying agent, certificate registrar and authenticating agent.

Exhibit 10.1 Primary Servicing Agreement, dated as of October 1, 2007, by and between Principal Global Investors, LLC, as primary servicer, and Wells Fargo Bank, National Association, as master servicer, under which Principal Global Investors, LLC services the Mortgage Loans set forth on the schedule attached thereto.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of October 11, 2007, by and between Bear Stearns Commercial Mortgage, Inc. and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Bear Stearns Commercial Mortgage, Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of October 11, 2007, by and between Wells Fargo Bank, National Association and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Wells Fargo Bank, National Association.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of October 11, 2007, by and between Principal Commercial Funding II, LLC and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Principal Commercial Funding II, LLC.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of October 11, 2007, by and between Morgan Stanley Mortgage Capital Holdings LLC and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Morgan Stanley Mortgage Capital Holdings LLC.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 9, 2007                       BEAR STEARNS COMMERCIAL
                                       MORTGAGE SECURITIES INC.



                                       By:   /s/ Adam Ansaldi
                                          --------------------------------------
                                       Name: Adam Ansaldi
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

1                  Underwriting Agreement, dated October 11,            (E)
                   2007, by and among Bear Stearns Commercial
                   Mortgage Securities Inc., as depositor and Bear, Stearns & Co. Inc. and Morgan Stanley
                   & Co. Incorporated, as underwriters.

4                  Pooling and Servicing Agreement, dated as of         (E)
                   October 1, 2007, by and among Bear Stearns
                   Commercial Mortgage Securities Inc., as
                   depositor, Wells Fargo Bank, National
                   Association, as master servicer, Centerline
                   Servicing Inc., as special servicer, LaSalle
                   Bank National Association, as trustee and custodian, and Wells Fargo Bank, National
                   Association, as paying agent, certificate registrar and authenticating agent.

10.1               Primary Servicing Agreement, dated as of             (E)
                   October 1, 2007, by and between Principal
                   Global Investors, LLC, as primary servicer, and Wells Fargo Bank, National Association, as master servicer, under which Principal
                   Global Investors, LLC services the Mortgage
                   Loans set forth on the schedule attached thereto.

10.2               Mortgage Loan Purchase Agreement, dated as           (E)
                   of October 11, 2007, by and between Bear
                   Stearns Commercial Mortgage, Inc. and Bear
                   Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Bear Stearns Commercial
                   Mortgage, Inc.

10.3               Mortgage Loan Purchase Agreement, dated as           (E)
                   of October 11, 2007, by and between Wells
                   Fargo Bank, National Association and Bear
                   Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Wells Fargo Bank, National
                   Association.

10.4               Mortgage Loan Purchase Agreement, dated as           (E)
                   of October 11, 2007, by and between
                   Principal Commercial Funding II, LLC and
                   Bear Stearns Commercial Mortgage Securities
                   Inc., relating to the mortgage loans sold to the depositor by Principal Commercial
                   Funding II, LLC.

10.5               Mortgage Loan Purchase Agreement, dated as           (E)
                   of October 11, 2007, by and between Morgan
                   Stanley Mortgage Capital Holdings LLC. and
                   Bear Stearns Commercial Mortgage Securities
                   Inc., relating to the mortgage loans sold to the depositor by Morgan Stanley Mortgage
                   Capital Holdings LLC